Filed pursuant to Rule 497(e)
File Nos. 333-221764; 811-23312

Ned Davis Research 360° Dynamic Allocation ETF (NDAA)

Ned Davis Research 360° Core Equity ETF (NDEQ)

(each a “Fund,” together the “Funds”)

Each listed on The Nasdaq Stock Market, LLC

June 5, 2026

Supplement to the

Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated January 28, 2026, as previously supplemented

Effective immediately, Ben McCaig, Portfolio Manager for Tidal Investments LLC, a Tidal Financial Group company (the “Adviser”), the Fund’s investment adviser, no longer serves as a portfolio manager to the Funds, and all references to Mr. McCaig in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, Stephen Foy, Portfolio Manager for the Adviser, has been added as a portfolio manager to each Fund. Qiao Duan, CFA, a portfolio manager of the Adviser, will continue to serve as a portfolio manager for the Funds. Brian Sanborn, CFA, Amy Lubas, CFA and Lisa Michalski, CFA, each a portfolio manager of Ned Davis Research, Inc.  (the “Sub-Adviser”), the Fund’s investment sub-adviser, will continue to serve as portfolio managers to the Funds.

__________

Effective immediately, the following is added to the section titled “Management – Portfolio Managers” of each Fund’s Summary Prospectus and on pages 8 and 13 of the Prospectus:

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since June 2026.

__________

Effective immediately, the first and fifth paragraphs in the section titled “Management – Portfolio Managers” beginning on page 23 of the Prospectus, are deleted and replaced with the following:

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of each Fund, as applicable, since inception in 2024, except Mr. Foy since June 2026. Brian Sanborn, CFA, Amy Lubas, CFA, and Lisa Michalski, CFA are jointly and primarily responsible for the day-to-day management of the Funds. Qiao Duan and Stephen Foy oversee trading and execution for each Fund.

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Stephen Foy, Portfolio Manager for the Adviser

Mr. Foy joined the Adviser in 2024 and is Senior Vice President of Trading and Co-Head of the Adviser’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 21 of the SAI is deleted in its entirety and replaced with the following disclosure:

Each Fund is managed by Brian Sanborn, CFA, Amy Lubas, CFA, and Lisa Michalski, CFA, each a Portfolio Manager of the Sub-Adviser and Qiao Duan, CFA, Portfolio Manager for the Adviser and Stephen Foy, Portfolio Manager for the Adviser.

Effective immediately, the following disclosure is added to the section titled “Portfolio Managers – Other Accounts” on page 21 of the SAI:

Stephen Foy, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	38	$1,379.52	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective immediately, the following disclosure is added to the section of the SAI titled “Portfolio Managers” on page 22 of the SAI:

As of April 30, 2026, Mr. Foy did not own Shares of the Funds.

Please retain this Supplement for future reference.

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